                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC  20549

                                 FORM 8-K / A-2
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT:   JUNE 28, 1996
                         -------------------------------
                        (DATE OF EARLIEST EVENT REPORTED)


                        ELECTRONICS COMMUNICATIONS CORP.
                        --------------------------------
              EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER


    DELAWARE                            1-13764                 11-2649088
   ---------                            -------                 ----------
STATE OF OTHER JURISDICTION OF     COMMISSION FILE NO.    I.R.S. EMPLOYER ID NO.
INCORPORATION OR ORGANIZATION


                    10 PLOG ROAD, FAIRFIELD, NEW JERSEY 07004
                    -----------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (201) 808-8862
                                                    ---------------

                   4 MADISON ROAD, FAIRFIELD, NEW JERSEY 07004
                   -------------------------------------------
          (FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)

ITEM 2.  ACQUISITION AND DEPOSITION OF ASSETS

     On June 28, 1996, the Company completed the acquisition of 51% of the issued and outstanding stock of Threshold Communications, Inc. ("TCI") for an aggregate purchase price of $1,114,000. Previously, the Company loaned TCI an aggregate of $725,000, which in addition to 194,500 shares of the Company's Common Stock (at the time was $2.00 per share) represented the consideration paid by the Company. TCI is a recently formed corporation engaged in the radio paging business. TCI has recently acquired a paging subscriber base, associated paging hardware and a paging carrier agreement with Skytel, a company that provides nationwide paging, voice messaging and related messaging services to subscribers and others. In addition, TCI owns a 900 megahertz FCC paging license in the Paging Service Area and holds a long-term lease for a paging transmission site.

     On March 22, 1996 TCI acquired substantially all of the assets and assumed certain liabilities of General Communications and Electronics, Inc. ("GCE"). As part of the transaction with GCE, TCI, became a paging reseller with a subscriber base of approximately 9,000 persons. TCI offers paging service primarily through various paging carriers in the New York metropolitan area.
TCI offer national paging service through a sales and distribution agreement with Skytel. Under this agreement TCI pursues regional and national accounts through its present dealer network in the Paging Service Area. TCI also has the necessary infrastructure to operate a paging operation, including but not limited to a full service technical shop and repair facility, engineering capability, marketing and sales force, billing and collection systems and ancillary product support capability for paging related products.

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS

     (a)  Financial Statement of Business Acquired

          Not Applicable

     (b)  Pro Forma Financial Information

     The following unaudited pro forma condensed consolidated financial statements are filed with this report:


     TCI - Unaudited Financial Statement for the year ended
     December 31, 1995

     TCI - Unaudited Financial Statement for the period ended
     June 30, 1996

     GCE - Unaudited Financial Statement for the year ended
     December 31, 1995

     GCE - Unaudited Financial Statement for the period ended
     March 21, 1996

     GTA - Unaudited Financial Statement for the year  ended
     December 31, 1995

     GTA - Unaudited Financial Statement for the period ended
     March 21, 1996

     Pro forma Consolidated Statement of Operations for period ended September 30, 1996

     The consolidated September 30, 1996 and June 30, 1996 financial statements filed as part of the Form 10-QSB for the respective periods include the historical balance sheets of the Company, Threshold Communications, Inc. ("TCI") and General Towers of America, Inc. ("GTA"). On March 22, 1996, TCI acquired substantially all of the assets of General Communicants and Electronics, Inc. ("GCE") for $1,420,529 with the assumption of liabilities in the amount of $469,746. On March 22, 1996 TCI purchased 56 2/3% of the common stock of GTA for $1. On June 28, 1996, the Company acquired 51% of the common stock of TCI for $1,114,000. The historical March 21, 1996 financial statements of GTA and GCE include the statements of operations from January 1, 1996 through the date of sale (March 22, 1996). The June 30, 1996 TCI historical financial statements include the operating activity of GTA and GCE from the date of acquisitions through June 30, 1996. The Company's September 30, 1996 historical consolidated financial statements filed as part of the Form 10-QSB for this period include the operating activity of TCI from the date of Acquisition (June 28, 1996) through September 30, 1996.

     The pro forma statements below reflect the acquisition in a two part process. The first part accounts for TCI's acquisition of GTA and certain assets of GCE as if it had occurred on January 1 for each of the years presented. The second step accounts for the Company's acquisition of TCI (using the pro forma information described above), as if it had occurred on January 1 for each of the years presented.

     The pro forma assumes that all of the acquisitions occurred at the beginning of the period presented. The consolidation of TCI, GCE, GTA and the Company have been prepared using the purchase method of accounting, whereby the total cost of the acquisitions was allocated to the tangible and intangible assets acquired and liabilities assumed based upon their respective fair values as of the date of the actual transaction. For the purpose of the Unaudited Pro Forma Consolidated Financial Data, such allocations were made based upon preliminary valuations and other studies. The final purchase price allocation in the Company's 1996 audited consolidated financial statements may have a material impact on the accompanying Unaudited Pro Forma Consolidated Financial Data. The Unaudited Pro Forma Consolidated Financial Data does not purport to represent or be indicative of what the results of operation or financial position of the

Company would actually have been if all the acquisitions and related transactions has in fact occurred on such dates or to project the results of operations or financial position of the Company for any future data or period. The Unaudited Pro Forma Consolidated Financial Data should be read together with the consolidated financial statements of the Company and related notes included elsewhere in this prospectus.

     The following unaudited pro forma financial statements for the Company have been prepared based upon certain pro forma adjustments to the historical financial statements of the Company as of December 31, 1995 and March 31, 1996 set forth elsewhere.

                         THRESHOLD COMMUNICATIONS, INC.

                                  Balance Sheet
                                December 31, 1995

                                   (Unaudited)

                                     Assets
Current Assets
       Cash                                                              $  329
       Loans Receivable                                                 104,560
                                                                     -----------
       Total Current Assets                                             104,889
                                                                     -----------

Equipment
       Equipment                                                        150,000
       Accumulated Depreciation                                          (5,355)
                                                                     -----------
             Net Equipment                                              144,645
                                                                     -----------

Other Assets
       Deferred Acquisition Costs                                       150,000
       Paging Carrier Agreement                                         152,641
       Accumulated Amortization                                          (2,544)
                                                                     -----------
             Total Other Assets                                         300,097
                                                                     -----------

             Total Assets                                            $  549,631
                                                                     -----------
                                                                     -----------

                      Liabilities and Stockholder's Equity
Current Liabilities
       Income Taxes Payable                                          $      904
       Loan Payable                                                     550,000
                                                                     -----------
             Total Current Liabilities                                  550,904
                                                                     -----------

Long Term Liabilities
       Notes Payable-Stockholder                                          7,043
                                                                     -----------
             Total Long Term Liabilities                                  7,043
                                                                     -----------

Stockholder's Equity
       Common Stock, par value $1 per share,1000 shares
        authorized, 49 shares issued and outstanding                         49
       Additional Paid-In Capital                                           951
       Retained Deficit                                                  (9,316)
                                                                     -----------
             Total Stockholder's Equity                                  (8,316)
                                                                     -----------

             Total Liabilities and Stockholder's Equity              $  549,631
                                                                     -----------
                                                                     -----------

                         THRESHOLD COMMUNICATIONS, INC.

                  Statement of Operations and Retained Deficit
                     For the Period Ending December 31, 1995
                                   (Unaudited)

Sales                                                                $  123,394

Cost of Sales                                                           123,394
                                                                     -----------

Gross Profit                                                                  0

Expenses                                                                  5,073
                                                                     -----------

Operating Loss Before Other Income,
Expenses and Income Taxes                                                (5,073)
                                                                     -----------

Other Income and Expenses
       Interest Income                                                    4,560
       Depreciation                                                       5,355
       Amortization                                                       2,544
                                                                     -----------
              Total Other Income and Expenses                            (3,339)
                                                                     -----------

Loss Before Income Taxes                                                 (8,412)
       Income Taxes                                                         904
                                                                     -----------

Net Loss                                                                 (9,316)
Retained Earnings, Beginning of Period                                        0
                                                                     -----------

Retained Deficit, End of Period                                       $  (9,316)
                                                                     -----------
                                                                     -----------

                         THRESHOLD COMMUNICATIONS, INC.

                             Statement of Cash Flows
                     For the Period Ending December 31, 1995
                                   (Unaudited)

Cash Flows from Operating Activities
       Net Loss                                                       $  (9,316)

       Adjustments to Reconcile Net Loss to
       Net Cash Used by Operations:
       Depreciation and Amortization                   7,899
       Changes in:
       Income Taxes Payable                              904
                                                 ------------
              Total Adjustments                                           8,803
                                                                    ------------
Net Cash Used By Operating Activities                                      (513)
                                                                    ------------
Cash Flows From Investing Activities
       Loan Receivable                              (104,560)
       Deferred Acquisition Costs                   (150,000)
       Other Assets                                 (152,641)
       Additions to Equipment                       (150,000)
                                                 ------------
Net Cash Used By Investing Activities                                  (557,201)
                                                                    ------------



Cash Flows From Financing Activities
       Net Proceeds of  Shareholder Loans              7,043
       Proceeds from Loan Payable                    550,000
       Sale of  Common Stock                              49
       Additional Paid in Capital                        951
                                                 ------------
       Net Cash Provided by Financing Activities                        558,043
                                                                    ------------
       Net Increase in Cash                                                 329
Cash, Beginning of  Period                                                    0
                                                                    ------------
Cash, End of  Period                                                  $     329
                                                                    ------------
                                                                    ------------

                         THRESHOLD COMMUNICATIONS, INC.

                     NOTES TO UNAUDITED FINANCIAL STATEMENTS


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(A) BUSINESS ACTIVITY AND BASIS OF PRESENTATION

Threshold Communications, Inc. (the "Company") was organized on May 15, 1995 to, among other things, engage in the radio paging business to service the New York metropolitan area.

The accompanying unaudited consolidated financial statements have been prepared in accordance with generally accepted accounting principles for financial information and with the instructions to Form 10-KSB and Article 10 of Regulation S-X. In the opinion of management all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included.

(B) RECOGNITION OF REVENUE

The Company invoices its customers in the beginning of the month for that months service and recognizes revenues at time of billing.


(C) EQUIPMENT

Equipment is recorded at cost. Depreciation is provided using accelerated methods over the estimated useful lives of the respective assets (5 to 7 years). Depreciation expense charged to operations for the period ending December 31, 1995 was $ 5,355.

(D) PAGING LICENSES

This intangible asset is being amortized over a fifteen year period. Amortization expense charged to operations for the period ending December 31, 1995 was $ 2,544.

(E) MANAGEMENT AGREEMENT

The Company has agreed to pay a fee equal to the gross profit on its Skytel accounts to NITAS, Inc. (formerly General Communications and Electronics Corp.) for billing, collections and servicing. This agreement may be terminated at will by the Company.

NOTE 2 - ACQUISITION


On October 18, 1995, the Company acquired a paging subscriber base, associated paging hardware, and a paging carrier agreement with Skytel -Registered Trademark-, a company that provides nationwide paging, voice messaging and related messaging services to subscribers and others.

                         THRESHOLD COMMUNICATIONS, INC.

                     NOTES TO UNAUDITED FINANCIAL STATEMENTS

                                   (CONTINUED)

NOTE 2 - ACQUISITION - (Continued)

The following unaudited pro forma combined the results of operations for the year ended December 31, 1995 accounts for the acquisitions described above and in Note 10 as if it occurred on January 1, 1995. The pro forma results give affect to the amortization of goodwill.

                               Unaudited Pro Forma
                         Combined Results of Operations

                                         Year Ended
                                      December 31, 1995
                                      -----------------
               Sales                         $2,441,708
               Net Earnings                      (1,100)

NOTE 3 - LOAN RECEIVABLE

On June 7, 1995, the Company lent $100,000 to one of its consultants. The loan is due on December 31, 1996 and bears an interest rate of 8% payable on demand.

NOTE 4 - DEFERRED ACQUISITION COSTS

The Company has paid a consultant $150,000 to find and negotiate the purchase of a paging and two-way radio company.

NOTE 5 - LOAN PAYABLE

On November 1, 1995, the Company entered into an agreement (the "Agreement") with Electronics Communications Corp ("ELCC") which superseded a prior agreement between the parties. Under the Agreement, in consideration of advances, the Company gave an exclusive option to ELCC to acquire or invest in the Company on terms to be mutually agreed upon. The option agreement further provides that if, on or before January 31, 1996, the Acquisition of the Company by ELCC or an investment by ELCC in the Company has not been consummated, ELCC may demand repayment of these advances. If such advances are not repaid within ten business days of such demand, ELCC, at its option, may foreclose 100% of the Company's stock which has been pledged as collateral for the advances. At this time there has not been any definitive agreement to acquire or invest in the Company. The Company has borrowed $550,000 for the period ending December 31, 1995.

                         THRESHOLD COMMUNICATIONS, INC.

                     NOTES TO UNAUDITED FINANCIAL STATEMENTS

                                   (CONTINUED)

NOTE 6 - INCOME TAXES

The Company has adopted the liability method of accounting for income taxes, as set forth in Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes." Under the liability method, deferred taxes are determined based on the difference between the financial statement and tax basis of assets and liabilities at enacted tax rates in effect in the years in which the differences are expected to reverse.

     The components of income tax expense are as follows:

                                    DECEMBER 31,
                                    ------------
                                        1995
                                        ----
               Current:
                         Federal      $    -0-
                         State          904.00
               Deferred:
                         Federal           -0-
                         State             -0-
                                       -------
                                       $904.00
                                       -------
                                       -------

NOTE 7 - NEWLY ISSUED STANDARDS

The Company does not offer benefits covered by Statements of Financial Accounting Standards No. 106 "Employers' Accounting for Post Retirement Benefits Other Than Pensions" and No. 112, "Employers' Accounting for Post Employment Benefits" and therefore is not affected by these statements.

The Company has elected to adopt Statements of Financial Accounting Standards No. 107, "Disclosures About Fair Value of Financial Statements". The Company has no financial instruments as of December 31, 1995.

The Company adopted Statement of Financial Statements Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities". The Statement requires the Company to classify investment securities as (i) held for investment purposes (held to maturity); (ii) available for safe and (iii) held for trading purposes. At December 31, 1995, the Company held no investment securities covered by this statement.

                         THRESHOLD COMMUNICATIONS, INC.

                     NOTES TO UNAUDITED FINANCIAL STATEMENTS

                                   (CONTINUED)

NOTE 8 - OPERATING LEASE

The Company leases a radio paging transmission facility. Minimum future lease payments under the capital lease at December 31, 1995 for each of the next five years are:

                                   1996      $8,388
                                   1997      $8,388
                                   1998      $8,660
                                   1999      $8,854
                                   2000      $3,689
                                            -------
          Total Minimum Lease Payments:     $37,979
                                            -------
                                            -------



NOTE 9 - NOTES PAYABLE- STOCKHOLDER

The Company's sole shareholder has advanced the Company money from time to time as needed. The note does not require a scheduled payout and bears no interest.

NOTE 10 - SUBSEQUENT EVENTS

A) On March 22, 1996, the Company entered into an agreement to acquire 6,000 paging service subscribers and other related assets. The Company also entered into an agreement to acquire 56 2/3% of General Tower of America, Inc. (a two-way radio sales and service provider). The Company paid $914,000 for both acquisitions and assumed certain off setting assets and liabilities. In addition the Company gave the principal of the acquisition a consulting agreement for one year, at $31,500 per year.

B) On March 22, 1996, the Company borrowed an additional $175,000 in cash and $389,000 in securities from ELCC. In addition, ELCC guaranteed the Company's obligation in connection with the above mentioned acquisitions.

C) On June 28, 1996, the Company issued 51 shares of common stock and sold them to ELCC for $1,114,000. This transaction will account for 51% of ownership.

                         THRESHOLD COMMUNICATIONS, INC,

                                  Balance Sheet
                                  June 30, 1996
                                   (Unaudited)
                                     Assets
Current Assets
        Cash                                                        $    16,489
        Loans Receivable                                                106,560
        Accounts Receivable                                             274,903
        Inventory                                                        71,230
        Prepaid Expenses                                                 11,666
                                                                    ------------
                Total Current Assets                                    480,848
                                                                    ------------

Equipment
        Equipment                                                       614,545
        Furniture & Fixtures                                             20,000
        Auto & Trucks                                                    32,000
        Accumulated Depreciation                                        (84,590)
                                                                    ------------
                Net Equipment                                           581,955
                                                                    ------------

Other Assets
        Security Deposits                                                22,542
        Goodwill                                                         20,647
        Organization Costs                                                1,036
        Paging Carrier Agreement                                        695,258
        Accumulated Amortization                                        (15,764)
                                                                    ------------
                Total Other Assets                                      723,719
                                                                    ------------
                Total Assets                                        $ 1,786,522
                                                                    ------------
                                                                    ------------

                      Liabilities and Stockholder's Equity
Current Liabilities
        Accounts Payable                                            $   292,642
        Customer Deposits                                                38,742
        Sales and Income Taxes Payable                                    5,131
        Note Payable                                                    454,080
                                                                    ------------
                Total Current Liabilities                               790,595
                                                                    ------------

Long Term Liabilities
        Notes Payable-Stockholder                                         9,141
                                                                    ------------
                Total Long Term Liabilities                               9,141
                                                                    ------------

Minority Interest                                                       (25,077)

Stockholder's Equity
        Common Stock, par value $1 per share,1000 shares
         authorized, 100 shares issued and outstanding                      100
        Additional Paid-In Capital                                    1,114,900
        Retained Deficit                                               (103,137)
                                                                    ------------
                Total Stockholder's Equity                            1,011,863
                                                                    ------------
                Total Liabilities and Stockholder's Equity          $ 1,786,522
                                                                    ------------
                                                                    ------------

                         THRESHOLD COMMUNICATIONS, INC.

                  Statement of Operations and Retained Deficit
                                   (Unaudited)

                                                Three Months Ended        Six Months Ended
                                                   June 30, 1996            June 30, 1996
Sales                                                 $   616,538              $   752,863

Cost of Sales                                             300,092                  424,686
                                                 -----------------        -----------------

Gross Profit                                              316,446                  328,177

Expenses                                                  307,050                  344,301
                                                 -----------------        -----------------

Operating Loss Before Other Income,
Expenses and Income Taxes                                   9,396                  (16,124)
                                                 -----------------        -----------------

Other Income and Expenses
        Interest Income                                    -                         2,000
        Depreciation                                        1,838                   30,560
        Amortization                                          350                    3,189
        Interest  Expense                                  54,967                   54,972
                                                 -----------------        -----------------
                Total Other Income and Expenses           (57,155)                 (86,721)
                                                 -----------------        -----------------

Minority Interest in Loss of Consolidated
   Subsidiaries                                             9,024                    9,024
                                                 -----------------        -----------------

Net Loss                                                  (38,735)                 (93,821)
Retained Earnings, Beginning of Period                    (64,402)                  (9,316)
                                                 -----------------        -----------------
Retained Deficit, End of Period                       $  (103,137)             $  (103,137)
                                                 -----------------        -----------------
                                                 -----------------        -----------------

                         THRESHOLD COMMUNICATIONS, INC.

                             Statement of Cash Flows
                       For the Period Ending June 30, 1996
                                   (Unaudited)

Cash Flows from Operating Activities
       Net Loss                                                       $ (93,821)

       Adjustments to Reconcile Net Loss to
       Net Cash Used by Operations:
       Depreciation and Amortization                       33,749
       Minority Interest in Loss                           (9,024)
       Changes in:
       Accounts Receivable                               (274,903)
       Prepaid Expense                                    (11,666)
       Inventory                                          (71,230)
       Accounts Payable                                   292,642
       Customer Deposits                                   38,742
       Sales and Income Taxes Payable                       5,131
                                                        ----------
               Total Adjustments                                          3,441
                                                                      ----------
Net Cash Provided By Operating Activities                               (90,380)

Cash Flows From Investing Activities
       Loan Receivable                                     (2,000)
       Security Deposits                                  (22,542)
       Goodwill                                           (20,647)
       Organization Costs                                  (1,036)
       Paging Carrier Agreement                          (392,617)
       Additions to Equipment                            (474,796)
                                                        ----------
Net Cash Used By Investing Activities                                  (913,638)

Cash Flows From Financing Activities
       Net Proceeds of  Shareholder Loans                   2,098
       Payments of Loan Payable                           (95,920)
       Sale of Common Stock                             1,114,000
                                                        ----------
       Net Cash Provided by Financing Activities                      1,020,178
                                                                      ----------

       Net Increase in Cash                                              16,160
Cash, Beginning of  Period                                                  329
                                                                      ----------
Cash, End of Period                                                  $  16,489
                                                                      ----------
                                                                      ----------

                         THRESHOLD COMMUNICATIONS, INC.

                     NOTES TO UNAUDITED FINANCIAL STATEMENTS


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(A) BUSINESS ACTIVITY AND BASIS OF PRESENTATION

Threshold Communications, Inc. (the "Company") was organized on May 15, 1995 to, among other things, engage in the radio paging business to service the New York Metropolitan Area.

The accompanying unaudited consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to Form 10-QSB and Article 10 of Regulation S-X. Accordingly, they do not necessarily include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the six months ended June 30, 1996 are not necessarily indicative of the results that may be expected for the year ended December 31, 1996.

(B) RECOGNITION OF REVENUE

The Company invoices its customers in the beginning of the month for that months service and recognizes revenues at time of billing.

(C) EQUIPMENT

Equipment is recorded at cost. Depreciation is provided using accelerated methods over the estimated useful lives of the respective assets (5 to 7 years). Depreciation expense charged to operations for the period ending June 30, 1996 was $ 30,560.

(D) PAGING LICENSES

This intangible asset is being amortized over a fifteen year period. Amortization expense charged to operations for the period ending June 30, 1996 was $ 3,189.

(E) MANAGEMENT AGREEMENT

The Company has agreed to pay a fee equal to the gross profit on its Skytel accounts to NITAS, Inc. (formerly General Communications and Electronics Corp.) for billing, collections and servicing. This agreement was terminated on March 22, 1996.

                         THRESHOLD COMMUNICATIONS, INC.

                     NOTES TO UNAUDITED FINANCIAL STATEMENTS

                                   (CONTINUED)

NOTE 2 - ACQUISITION

On October 18, 1995, the Company acquired a paging subscriber base, associated paging hardware, and a paging carrier agreement with Skytel -Registered Trademark-, a company that provides nationwide paging, voice messaging and related messaging services to subscribers and others.

On March 22, 1996, the Company entered into an agreement to acquire 6,000 paging service subscribers and other related assets. The Company also entered into an agreement to acquire 56 2/3% of General Tower of America, Inc. (a two-way radio sales and service provider). The Company paid $914,000 for both acquisitions and assumed certain off setting assets and liabilities. In addition the Company gave the principal of the acquisition a consulting agreement for one year, at $31,500 per year.

The following unaudited pro forma combined results of operations for the six months ended for June 30, 1996 accounts for the acquisitions described above as if it occurred on January 1, 1996.

                          Unaudited Consolidated Pro Forma
                               Results of Operations

                                           Six Months Ended
                                             June 30, 1996
                                             -------------
                          Sales               1,196,630
                          Net Earnings         (136,271)


NOTE 3 - LOAN RECEIVABLE

On June 7, 1995, the Company lent $100,000 to one of its consultants. The loan is due on December 31, 1996 and bears an interest rate of 8% payable on demand.


NOTE 4 - LOAN PAYABLE

On November 1, 1995, the Company entered into an agreement (the "Agreement") with Electronics Communications Corp. ("ELCC") which superseded a prior agreement between the parties. Under the Agreement, in consideration of advances, the Company gave an exclusive option to ELCC to acquire or invest in the Company on terms to be mutually agreed upon. The option agreement further provides that if, on or before January 31, 1996, the Acquisition of the Company by ELCC or an investment by ELCC in the Company has not been consummated, ELCC may demand repayment of these advances. If such advances are not repaid within ten business days of such demand, ELCC, at its option, may foreclose 100% of the Company's stock which has been pledged as collateral for the advances. At this time there has not been any

                         THRESHOLD COMMUNICATIONS, INC.

                     NOTES TO UNAUDITED FINANCIAL STATEMENTS

                                   (CONTINUED)

NOTE 4 - LOAN PAYABLE - (Continued)

definitive agreement to acquire or invest in the Company. The Company has borrowed $550,000 for the period ending June 30, 1996.

On March 22, 1996, the Company borrowed an additional $175,000 in cash and $389,000 in securities from ELCC. In addition, ELCC guaranteed the Company's obligation in connection with the above mentioned acquisitions.

On June 28, 1996, the Company issued 51 shares of common stock and sold them to Electronics Communications Corp. ("ELCC") for $1,114,000. This transaction will account for 51% of ownership.

NOTE 5 - INCOME TAXES

The Company has adopted the liability method of accounting for income taxes, as set forth in Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes." Under the liability method, deferred taxes are determined based on the difference between the financial statement and tax basis of assets and liabilities at enacted tax rates in effect in the years in which the differences are expected to reverse.

NOTE 6 - NEWLY ISSUED STANDARDS

The Company does not offer benefits covered by Statements of Financial Accounting Standards No. 106 "Employers' Accounting for Post Retirement Benefits Other Than Pensions" and No. 112, "Employers' Accounting for Post Employment Benefits" and therefore is not affected by these statements.

The Company has elected to adopt Statements of Financial Accounting Standards No. 107, "Disclosures About Fair Value of Financial Statements". The Company has no financial instruments as of June 30, 1996.

The Company adopted Statement of Financial Statements Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities". The Statement requires the Company to classify investment securities as (i) held for investment purposes (held to maturity); (ii) available for sale and (iii) held for trading purposes. At June 30, 1996, the Company held no investment securities covered by this statement.

                         THRESHOLD COMMUNICATIONS, INC.

                     NOTES TO UNAUDITED FINANCIAL STATEMENTS

                                   (CONTINUED)

NOTE 7 - OPERATING LEASE

The Company leases a radio paging transmission facility. Minimum future lease payments under the capital lease at June 30, 1996 and for each of the next five years are:

                                   1996      $4,194
                                   1997      $8,388
                                   1998      $8,660
                                   1999      $8,854
                                   2000      $3,689
                                            -------
             Total Minimum Lease Payments:  $33,785
                                            -------
                                            -------

NOTE 8 - NOTES PAYABLE - STOCKHOLDER

The Company's sole shareholder has advanced the Company money from time to time as needed. The note does not require a scheduled payout and bears no interest.

                    GENERAL COMMUNICATIONS ELECTRONICS CORP.

                                  Balance Sheet
                                December 31, 1995
                                   (Unaudited)
                                     Assets
Current Assets
       Cash                                                        $      1,633
       Accounts Receivable                                              168,337
       Inventory                                                         10,668
       Loan Receivable                                                  123,427
       Prepaid Expenses                                                   9,176
                                                                  --------------
               Total Current Assets                                     313,241
                                                                  --------------

Property and Equipment
       Property and Equipment                                         2,077,502
       Accumulated Depreciation                                      (1,665,024)
                                                                  --------------
               Net Property and Equipment                               412,478
                                                                  --------------

Other Assets
       Intangible Assets (Net of Amortization)                          438,177
       Security Deposits                                                 23,679
                                                                  --------------
               Total Other Assets                                       461,856
                                                                  --------------

               Total Assets                                        $  1,187,575
                                                                  --------------
                                                                  --------------


                      Liabilities and Stockholders' Equity
Current Liabilities
       Accounts Payable                                            $    399,412
       Accrued Expenses and Taxes Payable                                14,381
       Shareholder Loans                                              1,174,721
       Customer Deposits                                                 22,105
       Security Deposits                                                  2,400
                                                                  --------------
               Total Current Liabilities                              1,613,019
                                                                  --------------

Stockholders' Equity
       Common Stock                                                     315,000
       Additional  Paid-In  Capital                                     200,000
       Retained Deficit                                                (940,444)
                                                                  --------------
               Total Stockholders' Equity                              (425,444)
                                                                  --------------

               Total Liabilities and Stockholders' Equity          $  1,187,575
                                                                  --------------
                                                                  --------------

                    GENERAL COMMUNICATIONS ELECTRONICS CORP.


                  Statement of Operations and Retained Deficit
                     For the Period Ending December 31, 1995
                                   (Unaudited)

Sales                                                              $  1,951,968

Cost of Sales                                                           922,754
                                                                  --------------

Gross Profit                                                          1,029,214

Expenses                                                                772,183
                                                                  --------------
Operating Income Before Other
Expenses and Income Taxes                                               257,031
                                                                  --------------

Other Expenses
       Depreciation                                                     204,000
       Amortization                                                      41,523
                                                                  --------------
               Total Other Expenses                                     245,523
                                                                  --------------

Income Before Income Taxes                                               11,508
       Income Taxes                                                           0
                                                                  --------------

Net Income                                                               11,508
Retained Deficit, Beginning of Period                                  (951,952)
                                                                  --------------

Retained Deficit, End of Period                                       ($940,444)
                                                                  --------------
                                                                  --------------

                    GENERAL COMMUNICATIONS ELECTRONICS CORP.


                             Statement of Cash Flows
                     For the Period Ending December 31, 1995
                                   (Unaudited)


Cash Flows from Operating Activities
       Net Income                                                     $  11,508


       Adjustments to Reconcile Net Loss to
       Net Cash Used by Operations:
        Depreciation and Amortization           245,523
       Changes in:
        Accounts Receivable                     (45,890)
        Inventory                                73,972
        Prepaid Expenses                           (670)
        Accounts Payable                        (86,485)
        Accrued Expenses and Taxes Payable       (2,397)
        Customer Deposits                           377
                                              ----------
              Total Adjustments                                         184,430
                                                                     -----------
Net Cash Provided By Operating Activities                               195,938
                                                                     -----------

Cash Flows From Investing Activities
        Loan Receivable                         (30,145)
        Additions to Equipment                 (151,844)
                                              ----------
Net Cash Used By Investing Activities                                  (181,989)
                                                                     -----------

Cash Flows From Financing Activities
        Payments of Shareholder Loans           (29,101)
                                              ----------
        Net Cash Used by Financing Activities                           (29,101)
                                                                     -----------
        Net Decrease in Cash                                            (15,152)
Cash, Beginning of  Period                                               16,785
                                                                     -----------
Cash, End of  Period                                                  $   1,633
                                                                     -----------
                                                                     -----------

                    GENERAL COMMUNICATIONS ELECTRONICS CORP.

                     NOTES TO UNAUDITED FINANCIAL STATEMENTS


NOTE 1- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(A) BUSINESS ACTIVITY

The Company engages in the radio paging business in the New York Metropolitan Area.

The accompanying unaudited consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to Form 10-QSB and Article 10 of Regulation S-X. Accordingly, they do not necessarily include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included.

(B) RECOGNITION OF REVENUE

The Company invoices its customers in the beginning of the month for that months services and recognizes revenues at the time of billing.

(C) PROPERTY AND EQUIPMENT

Property and Equipment are recorded at cost. Depreciation is provided using accelerated methods over the estimated useful lives of the respective assets (5 to 7 years). Depreciation expense charged to operations for the period ending December 31, 1995 was $ 204,000.

(D)INVENTORY

Inventory consists solely of finished goods and are valued at the lower of cost or market. Cost is determined using the first in, first out method.

(E) PAGING LICENSES

This intangible asset is being amortized over a fifteen year period. Amortization expense charged to operations for the period ending December 31, 1995 was $ 41,523.

(F) USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

                    GENERAL COMMUNICATIONS ELECTRONICS CORP.

                     NOTES TO UNAUDITED FINANCIAL STATEMENTS


                                   (CONTINUED)

(G) INCOME TAXES

The company has elected to be treated as a subchapter "S" corporation for the purposes of federal income taxes, accordingly no tax provision has been made.


(H) ALLOWANCE FOR DOUBTFUL ACCOUNTS

The Company's account receivable are net of $20,952 allowance for doubtful accounts.

NOTE 2- RELATED PARTIES

The loan receivable represents amounts due from a company controlled by a shareholder of the Company. The note does not require a scheduled payout and bears no interest.

NOTE 3- SHAREHOLDER LOANS

The Company's sole shareholder has advanced the Company money from time to time as needed. The loan does not require a scheduled payout and bears minimal interest.

NOTE 4- NEWLY ISSUED STANDARDS

The Company does not offer benefits covered by Statements of Financial Accounting Standards No. 106 "Employers' Accounting for Post Retirement Benefits Other Than Pensions" and No. 112, "Employers' Accounting for Post Employment Benefits" and therefore is not affected by these statements.

The Company has elected to adopt Statements of Financial Accounting Standards No. 107, "Disclosures About Fair Value of Financial Statements". The Company has no financial instruments as of December 31, 1995.

The Company adopted Statement of Financial Statements Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities". The Statement requires the Company to classify investment securities as (i) held for investment purposes (held to maturity); (ii) available for sale and (iii) held for trading purposes. At December 31, 1995, the Company held no investment securities covered by this statement.

                    GENERAL COMMUNICATIONS ELECTRONICS CORP.

                     NOTES TO UNAUDITED FINANCIAL STATEMENTS


                                   (CONTINUED)

NOTE 5- OPERATING LEASE

The Company leases its office, repair and service facility. This lease expires on May 6, 1997. The minimum future lease payments under the capital lease at December 31, 1995 and for the remainder of the lease are:

                              1996      $54,604
                              1997      $24,268
                                        -------
          Total Minimum Lease Payments: $78,872
                                        -------
                                        -------

NOTE 6 - COMMON STOCK

The Company has 100 shares of no par common stock issued and outstanding at December 31, 1995.

NOTE 7- SUBSEQUENT EVENTS

On March 22, 1996, the Company sold substantially all of its assets to Threshold Communications, Inc.for $889,000. In addition, the buyer gave the shareholder a consulting agreement for one year, at $31,500 per year.

                    GENERAL COMMUNICATIONS ELECTRONICS CORP.


                                  Balance Sheet
                                 March 21, 1996
                                   (Unaudited)
                                     Assets
Current Assets
       Cash                                                            $    270
       Accounts Receivable                                              215,020
       Inventory                                                         50,081
       Loan Receivable                                                   79,852
       Prepaid Expenses                                                   4,992
                                                                ----------------
               Total Current Assets                                     350,215
                                                                ----------------

Property and Equipment
       Property and Equipment                                         1,971,249
       Accumulated Depreciation                                      (1,627,391)
                                                                ----------------
               Net Property and Equipment                               343,858
                                                                ----------------

Other Assets
       Intangible Assets (Net of Amortization)                          427,796
       Security Deposits                                                 22,542
                                                                ----------------
               Total Other Assets                                       450,338
                                                                ----------------

               Total Assets                                        $  1,144,411
                                                                ----------------
                                                                ----------------

                      Liabilities and Stockholders' Equity
Current Liabilities
       Accounts Payable                                              $  447,615
       Accrued Expenses and Taxes Payable                                13,218
       Shareholder Loans                                              1,126,510
       Customer Deposits                                                 21,984
       Security Deposits                                                  2,400
                                                                ----------------
               Total Current Liabilities                              1,611,727
                                                                ----------------

Stockholders' Equity
       Common Stock                                                     315,000
       Additional  Paid-In  Capital                                     200,000
       Retained Deficit                                                (982,316)
                                                                ----------------
               Total Stockholders' Equity                              (467,316)
                                                                ----------------

               Total Liabilities and Stockholders' Equity          $  1,144,411
                                                                ----------------
                                                                ----------------

                    GENERAL COMMUNICATIONS ELECTRONICS CORP.


                  Statement of Operations and Retained Deficit
                      For the Period Ending March 21, 1996
                                   (Unaudited)

Sales                                                                $  426,671

Cost of Sales                                                           254,921
                                                                ----------------

Gross Profit                                                            171,750

Expenses                                                                168,241
                                                                ----------------

Operating Income Before Other
Expenses and Income Taxes                                                 3,509
                                                                ----------------

Other Expenses
       Depreciation                                                      35,000
       Amortization                                                      10,381
                                                                ----------------
               Total Other Expenses                                      45,381
                                                                ----------------

Loss Before Income Taxes                                                (41,872)
       Income Taxes                                                           0
                                                                ----------------

Net Loss                                                                (41,872)
Retained Deficit, Beginning of Period                                  (940,444)
                                                                ----------------

Retained Deficit, End of Period                                       $(982,316)
                                                                ----------------
                                                                ----------------

                    GENERAL COMMUNICATIONS ELECTRONICS CORP.


                             Statement of Cash Flows
                      For the Period Ending March 21, 1996
                                   (Unaudited)

Cash Flows from Operating Activities
  Net Loss                                                           $  (41,872)

Adjustments to Reconcile Net Loss to
Net Cash Used by Operations:
 Depreciation and Amortization                   45,381
Changes in:
 Accounts Receivable                            (46,683)
 Inventory                                      (39,413)
 Prepaid Expenses                                 4,184
 Security Deposits                                1,137
 Accounts Payable                                48,203
 Accrued Expenses and Taxes Payable              (1,163)
 Customer Deposits                                 (121)
                                            -------------
              Total Adjustments                                          11,525
                                                                   -------------
Net Cash Used By Operating Activities                                   (30,347)
                                                                   -------------

Cash Flows From Investing Activities
       Loan Receivable                           43,575
       Subtractions to Equipment                 33,620
                                            -------------
Net Cash Provided By Investing Activities                                77,195
                                                                   -------------

Cash Flows From Financing Activities
       Payments of Shareholder Loans            (48,211)
                                            -------------
       Net Cash Used by Financing Activities                            (48,211)
                                                                   -------------
       Net Decrease in Cash                                              (1,363)
Cash, Beginning of Period                                                 1,633
                                                                   -------------
Cash, End of Period                                                      $  270
                                                                   -------------
                                                                   -------------

                    GENERAL COMMUNICATIONS ELECTRONICS CORP.

                    NOTES TO UNAUDITED FINANCIAL STATEMENTS
                    =======================================

NOTE 1- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(A) BUSINESS ACTIVITY

The Company engages in the radio paging business in the New York Metropolitan Area.

The accompanying unaudited consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to Form 10-QSB and Article 10 of Regulation S-X. Accordingly, they do not necessarily include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the period ended March 21, 1996 are not necessarily indicative of the results that may be expected for the year ended December 31, 1996.

(B) RECOGNITION OF REVENUE

The Company invoices its customers in the beginning of the month for that months services and recognizes revenues at the time of billing.

(C) PROPERTY AND EQUIPMENT

Property and Equipment are recorded at cost. Depreciation is provided using accelerated methods over the estimated useful lives of the respective assets (5 to 7 years). Depreciation expense charged to operations for the period ending March 21, 1996 was $ 35,000.

(D)INVENTORY

Inventory consists solely of finished goods and are valued at the lower of cost or market. Cost is determined using the first in, first out method.

(E) PAGING LICENSES

This intangible asset is being amortized over a fifteen year period. Amortization expense charged to operations for the period ending March 21, 1996 was $ 10,381.

(F) USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

                    GENERAL COMMUNICATIONS ELECTRONICS CORP.

                     NOTES TO UNAUDITED FINANCIAL STATEMENTS


                                   (CONTINUED)

(G) INCOME TAXES

The company has elected to be treated as a subchapter "S" corporation for the purposes of federal income taxes, accordingly no tax provision has been made.

(H)  ALLOWANCE FOR DOUBTFUL ACCOUNTS

The Company's account receivable are net of $23,680 allowance for doubtful accounts.

NOTE 2- RELATED PARTIES

The loan receivable represents amounts due from a company controlled by a shareholder of the Company. The note does not require a scheduled payout and bears no interest.

NOTE 3- SHAREHOLDER LOANS

The Company's sole shareholder has advanced the Company money from time to time as needed. The loan does not require a scheduled payout and bears minimal interest.

NOTE 4- NEWLY ISSUED STANDARDS

The Company does not offer benefits covered by Statements of Financial Accounting Standards No. 106 "Employers' Accounting for Post Retirement Benefits Other Than Pensions" and No. 112, "Employers' Accounting for Post Employment Benefits" and therefore is not affected by these statements.

The Company has elected to adopt Statements of Financial Accounting Standards No. 107, "Disclosures About Fair Value of Financial Statements". The Company has no financial instruments as of March 21, 1996.

The Company adopted Statement of Financial Statements Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities". The Statement requires the Company to classify investment securities as (i) held for investment purposes (held to maturity); (ii) available for sale and (iii) held for trading purposes. At March 21, 1996, the Company held no investment securities covered by this statement.

NOTE 5- OPERATING LEASE

The Company leases its office, repair and service facility. This lease expires on May 6, 1997. The minimum future lease payments under the capital lease at March 21, 1996 for the remainder of the lease are:

                              1996      $40,953
                              1997      $24,268
                                        -------
          Total Minimum Lease Payments: $65,221
                                        -------
                                        -------


NOTE 6 - COMMON STOCK

The Company has 100 shares of no par common stock issued and outstanding at March 21, 1996.

NOTE 7- SUBSEQUENT EVENTS

On March 22, 1996, the Company sold substantially all of its assets to Threshold Communications, Inc. for $889,000. In addition, the buyer gave the shareholder a consulting agreement for one year, at $31,500 per year.

                         GENERAL TOWER OF AMERICA, INC.


                                  Balance Sheet
                                December 31, 1995
                                   (Unaudited)

                                   Assets
Current Assets
       Cash                                                           $   6,001
       Accounts Receivable                                               73,128
       Inventory                                                         20,168
                                                                   -------------
               Total Current Assets                                      99,297
                                                                   -------------

Equipment
       Equipment                                                         11,486
       Accumulated Depreciation                                          (2,297)
                                                                   -------------
               Net Equipment                                              9,189
                                                                   -------------


               Total Assets                                           $ 108,486
                                                                   -------------
                                                                   -------------

                      Liabilities and Stockholders' Equity
Current Liabilities
       Accounts Payable                                               $  20,196
       Sales Tax Payable                                                    892
       Loan Payable                                                     123,427
                                                                   -------------
               Total Current Liabilities                                144,515
                                                                   -------------

Stockholders' Equity
       Common Stock                                                           0
       Retained Deficit                                                 (36,029)
                                                                   -------------
               Total Stockholders' Equity                               (36,029)
                                                                   -------------

               Total Liabilities and Stockholders' Equity            $  108,486
                                                                   -------------
                                                                   -------------

                         GENERAL TOWERS OF AMERICA, INC.


                  Statement of Operations and Retained Deficit
                     For the Period Ending December 31, 1995
                                   (Unaudited)

Sales                                                                $  579,723

Cost of Sales                                                           521,904
                                                                   -------------

Gross Profit                                                             57,819

Expenses                                                                 57,083
                                                                   -------------

Operating Income Before Other
Expenses and Income Taxes                                                   736
                                                                   -------------

Other Expenses
       Depreciation                                                       2,297
                                                                   -------------
               Total Other Expenses                                       2,297
                                                                   -------------

Loss Before Income Taxes                                                 (1,561)
       Income Taxes                                                           0
                                                                   -------------

Net Loss                                                                 (1,561)
Retained Deficit, Beginning of Period                                   (34,468)
                                                                   -------------

Retained Deficit, End of Period                                        ($36,029)
                                                                   -------------
                                                                   -------------

                         GENERAL TOWERS OF AMERICA, INC.


                             Statement of Cash Flows
                     For the Period Ending December 31, 1995
                                   (Unaudited)

Cash Flows from Operating Activities
       Net Loss                                                        $ (1,561)

       Adjustments to Reconcile Net Loss to
       Net Cash Used by Operations:
        Depreciation                                       2,297
       Changes in:
        Accounts Receivable                                3,222
        Inventory                                         (4,791)
        Accounts Payable                                 (14,890)
        Sales Tax Payable                                 (1,474)
                                                        ----------
               Total Adjustments                                        (15,636)
                                                                       ---------
Net Cash Used By Operating Activities                                   (17,197)
                                                                       ---------

Cash Flows From Investing Activities
       Additions to Equipment                            (11,486)
                                                        ----------
Net Cash Used By Investing Activities                                   (11,486)
                                                                       ---------

Cash Flows From Financing Activities
       Proceeds from Loan Payable                         30,145
                                                        ----------
       Net Cash Provided by Financing Activities                         30,145
                                                                       ---------

       Net Increase in Cash                                               1,462
Cash, Beginning of  Period                                                4,539
                                                                       ---------
Cash, End of  Period                                                   $  6,001
                                                                       ---------
                                                                       ---------

                         GENERAL TOWERS OF AMERICA, INC.

                     NOTES TO UNAUDITED FINANCIAL STATEMENTS


NOTE 1- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(A) BUSINESS ACTIVITY

The Company is a two way radio provider in the New York Metropolitan Area.

The accompanying unaudited consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to Form 10-QSB and Article 10 of Regulation S-X. Accordingly, they do not necessarily include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included.

(B) RECOGNITION OF REVENUE

The Company invoices its customers in the beginning of the month for that months services and recognizes revenues at the time of billing.

(C) EQUIPMENT

Equipment is recorded at cost. Depreciation is provided using accelerated methods over the estimated useful lives of the respective assets (5 to 7 years). Depreciation expense charged to operations for the period ending December 31, 1995 was $ 2,297.

(D) INVENTORY

Inventory consists solely of finished goods and are valued at the lower of cost or market. Cost is determined using the first in, first out method.

(E) USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

(F) INCOME TAXES

The company has elected to be treated as a subchapter "S" corporation for the purposes of federal income taxes, accordingly no tax provision has been made.

                         GENERAL TOWERS OF AMERICA, INC.

                     NOTES TO UNAUDITED FINANCIAL STATEMENTS

                                   (CONTINUED)


(G) ALLOWANCE FOR DOUBTFUL ACCOUNTS

Due to past collection experiences, the Company has not recorded an allowance for doubtful accounts.


NOTE 2 - RELATED PARTIES

The loan payable represents amounts due to a company owned by a shareholder of the Company. The note does not require a scheduled payout and bears no interest.

The Company uses an office and warehouse facility from a company owned by a shareholder of the Company and pays a fee to that company for its uses. The rental fee for the year ended 1995 was $5,500.


NOTE 3 - NEWLY ISSUED STANDARDS

The Company does not offer benefits covered by Statements of Financial Accounting Standards No. 106 "Employers' Accounting for Post Retirement Benefits Other Than Pensions" and No. 112, "Employers' Accounting for Post Employment Benefits" and therefore is not affected by these statements.

The Company has elected to adopt Statements of Financial Accounting Standards No. 107, "Disclosures About Fair Value of Financial Statements". The Company has no financial instruments as of December 31, 1995.

The Company adopted Statement of Financial Statements Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities". The Statement requires the Company to classify investment securities as (i) held for investment purposes (held to maturity); (ii) available for sale and (iii) held for trading purposes. At December 31, 1995, the Company held no investment securities covered by this statement.

NOTE 4 - COMMON STOCK

The Company has 100 shares of no par common stock issued and outstanding at December 31, 1995.

                         GENERAL TOWERS OF AMERICA, INC.

                     NOTES TO UNAUDITED FINANCIAL STATEMENTS


                                   (CONTINUED)

NOTE 5 - SUBSEQUENT EVENTS

On March 22, 1996, a shareholder of the Company sold all of his shares of the Company to Threshold Communications, Inc. for $1. This transaction accounted for 56 2/3% of the outstanding shares of the Company.

                           GENERAL TOWERS OF AMERICA, INC.

                       NOTES TO UNAUDITED FINANCIAL STATEMENTS



                                    Balance Sheet
                                    March 21, 1996
                                     (Unaudited)

                                        Assets
Current Assets
    Cash                                                     $  6,957
    Accounts Receivable                                        76,314
                                                          -----------
         Total Current Assets                                  83,271
                                                          -----------

Equipment
    Equipment                                                  11,486
    Accumulated Depreciation                                   (3,676)
                                                          -----------
         Net Equipment                                          7,810
                                                          -----------


         Total Assets                                       $  91,081
                                                          -----------
                                                          -----------

               Liabilities and Stockholders' Equity

Current Liabilities
    Accounts Payable                                        $  46,160
    Sales Tax Payable                                           2,118
    Loan Payable                                               79,852
                                                          -----------
         Total Current Liabilities                            128,130
                                                          -----------

Stockholders' Equity
    Common Stock                                                    0
    Retained Deficit                                          (37,049)
                                                          -----------
         Total Stockholders' Equity                           (37,049)
                                                          -----------

         Total Liabilities and Stockholders' Equity         $  91,081
                                                          -----------
                                                          -----------

                           GENERAL TOWERS OF AMERICA, INC.

                     Statement of Operations and Retained Deficit
                         For the Period Ending March 21, 1996
                                     (Unaudited)

Sales                                                      $  132,836

Cost of Sales                                                 118,477
                                                          -----------

Gross Profit                                                   14,359

Expenses                                                       14,001
                                                          -----------

Operating Income Before Other
Expenses and Income Taxes                                         358
                                                          -----------

Other Expenses
    Depreciation                                                1,378
                                                          -----------
         Total Other Expenses                                   1,378
                                                          -----------

Loss Before Income Taxes                                       (1,020)
    Income Taxes                                                    0
                                                          -----------

Net Loss                                                       (1,020)
Retained Deficit, Beginning of Period                         (36,029)
                                                          -----------

Retained Deficit, End of Period                            $  (37,049)
                                                          -----------
                                                          -----------

                           GENERAL TOWERS OF AMERICA, INC.

                               Statement of Cash Flows
                         For the Period Ending March 21, 1996
                                     (Unaudited)


Cash Flows from Operating Activities
Net Loss                                                         $  (1,020)

Adjustments to Reconcile Net Loss to
Net Cash Used by Operations:
  Depreciation                                        1,378
Changes in:
  Accounts Receivable                                (3,186)
  Inventory                                          20,168
  Accounts Payable                                   25,965
  Sales Tax Payable                                   1,226
                                                 ----------
         Total Adjustments                                          45,551
                                                              ------------
Net Cash Provided By Operating Activities                           44,531
                                                              ------------

Cash Flows From Financing Activities
    Proceeds from Loan Payable                      (43,575)
                                                 ----------
    Net Cash Used by Financing Activities                          (43,575)
                                                              ------------
    Net Increase in Cash                                               956
Cash, Beginning of  Period                                           6,001
                                                              ------------
Cash, End of  Period                                              $  6,957
                                                              ------------
                                                              ------------

                           GENERAL TOWERS OF AMERICA, INC.

                       NOTES TO UNAUDITED FINANCIAL STATEMENTS


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(A) BUSINESS ACTIVITY

The Company is a two way radio provider in the New York Metropolitan Area.

The accompanying unaudited consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to Form 10-QSB and Article 10 of Regulation S-X. Accordingly, they do not necessarily include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the period ended March 21, 1996 are not necessarily indicative of the results that may be expected for the year ended December 31, 1996.

(B) RECOGNITION OF REVENUE

The Company invoices its customers in the beginning of the month for that months services and recognizes revenues at the time of billing.

(C) EQUIPMENT

Equipment is recorded at cost. Depreciation is provided using accelerated methods over the estimated useful lives of the respective assets (5 to 7 years). Depreciation expense charged to operations for the period ending March 21, 1996 was $ 1,378.


(D) USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

(E) INCOME TAXES

The company has elected to be treated as a subchapter "S" corporation for the purposes of federal income taxes, accordingly no tax provision has been made.

                           GENERAL TOWERS OF AMERICA, INC.

                       NOTES TO UNAUDITED FINANCIAL STATEMENTS

                                     (CONTINUED)


(F) ALLOWANCE FOR DOUBTFUL ACCOUNTS

Due to past collection experiences, the Company has not recorded an allowance for doubtful accounts.

NOTE 2 - RELATED PARTIES

The loan payable represents amounts due to a company owned by a shareholder of the Company. The note does not require a scheduled payout and bears no interest.


NOTE 3 - NEWLY ISSUED STANDARDS

The Company does not offer benefits covered by Statements of Financial Accounting Standards No. 106 "Employers' Accounting for Post Retirement Benefits Other Than Pensions" and No. 112, "Employers' Accounting for Post Employment Benefits" and therefore is not affected by these statements.

The Company has elected to adopt Statements of Financial Accounting Standards No. 107, "Disclosures About Fair Value of Financial Statements". The Company has no financial instruments as of March 21, 1996.

The Company adopted Statement of Financial Statements Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities". The Statement requires the Company to classify investment securities as (i) held for investment purposes (held to maturity); (ii) available for sale and (iii) held for trading purposes. At March 21, 1996, the Company held no investment securities covered by this statement.

NOTE 4 - COMMON STOCK

The Company has 100 shares of no par common stock issued and outstanding at March 21, 1996.


NOTE 5- SUBSEQUENT EVENTS

 On March 22, 1996, a shareholder of the Company sold all of his shares of the Company to Threshold Communications, Inc. for $1. This transaction accounted for 56 2/3% of the outstanding shares of the Company.

                        ELECTRONICS COMMUNICATIONS, CORP.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                         Period Ended September 30, 1996
                                   (Unaudited)


                                 HISTORICAL          TCI                PRO FORMA         ELCC
                                   ELCC           PRO FORMA            ADJUSTMENTS      PRO FORMA
Sales                            $  6,393,442     $  1,196,030  (2)    $  (60,666)       $  7,528,806
Cost of Sales                       5,138,003          681,744  (2)       (60,666)          5,759,081
                                --------------   --------------                         --------------
Gross Profit                        1,255,439          514,286                              1,769,725

Operating Expenses                  4,109,699          536,924                              4,646,623
                                --------------   --------------                         --------------
Operating Profit (Loss)            (2,854,260)         (22,638)                            (2,876,898)

Other Income and Expense
Interest Income                        16,600            2,000                                 18,600
Interest Expense                     (131,064)         (54,972)                              (186,036)
Depreciation & Amortization           (76,129)         (70,127) (3)       (10,004)
                                                                (4)        (3,124)
                                                                (5)        (1,595)           (160,979)
Settlement of Potential Lawsuit       (73,769)          -                                     (73,769)
                                --------------   --------------                         --------------
Total Other Income & Expense         (264,362)        (123,099)                              (402,184)

Minority Interest in Loss              15,254            9,466                                 24,720
                                --------------   --------------                         --------------
Net Loss for Period              $ (3,103,368)    $   (136,271)                          $ (3,254,362)
                                --------------   --------------                         --------------
                                --------------   --------------                         --------------
(Loss) Common Share
Primary                                                                                        ($0.69)
Fully Diluted                                                                                  ($0.57)

Average Shares Outstanding
Primary                                                                                     4,711,574
Fully Diluted                                                                               5,722,563

                        ELECTRONICS COMMUNICATIONS, CORP.
                          NOTES TO UNAUDITED PRO FORMA
                      CONSOLIDATED STATEMENT OF OPERATIONS

                         PERIOD ENDED SEPTEMBER 30, 1996


NOTE 1

     The pro forma TCI information represents activity through June 30, 1996. All subsequent activity is included in the historical Consolidated Electronics Communications Corporation Financial Statements.

NOTE 2

     To eliminate intercompany sales and corresponding cost of sales.

NOTE 3

     To amortize the additional amount of fair value recognized in a consolidation for paging carrier agreements. The amount is calculated as follows:

          Excess fair value of asset to be
          amortized over a 15 year period              $  300,101

          Amount of amortization                       $   10,004



NOTE 4

     To depreciate the additional amount of fair value recognized in a consolidation for leasehold improvements. The amount is calculated as follows:

          Excess fair value of asset to be
          depreciated over a 40 year period            $  250,000

          Amount of depreciation                       $    3,124

NOTE 5

     To amortize goodwill.  The amount is calculated as follows:

          Goodwill to be amortized over a 15 year
          period                                       $   47,850

          Amount of amortization                       $    1,595

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ELECTRONICS COMMUNICATIONS CORP.



                              By: /s/ William S. Taylor
                                 ---------------------------------------
                                 William S. Taylor, CEO, President and
                                  Chairman of the Board


Date:  January 29, 1997